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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2002
                                                          -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)
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
               Delaware                               333-82904                             74-2440850
---------------------------------------- ------------------------------------- -------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)
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             745 7th Avenue, 7th Floor                      10019
                New York, New York
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      (Address of principal executive offices)             Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $958,929,672 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 3-A, Class 4-A, Class 5-A, Class 6-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-11A on May 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 22, 2002, as supplemented by the Prospectus Supplement, dated May 29, 2002 and as supplemented by the Supplement, dated June 12, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 3-A, Class 4-A, Class 5-A, Class 6-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4-I, Class B5-I, Class B6-I, Class B4-II, Class B5-II, Class B6-II, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of six pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $972,330,023 as of May 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.





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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits:

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
                    1.1                        Terms Agreement, dated May 28, 2002, between Structured Asset
                                               Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                                               Underwriter.

                    4.1                        Trust Agreement, dated as of May 1, 2002, among Structured Asset
                                               Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                                               Master Servicer and JPMorgan Chase Bank, as Trustee.

                    99.1                       Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset
                                               Securities Corporation, as Purchaser.

                    99.2                       Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc.,
                                               as Seller and Structured Asset Securities Corporation, as Purchaser.

                    99.3                       Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers
                                               Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings
                                               Inc. and Aurora Loan Services Inc.

                    99.4                       Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                                               ABN AMRO Mortgage Group, Inc. and Lehman Brothers Bank, FSB.

                    99.5                       Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                                               Bank of America, N.A. and Lehman Brothers Bank, FSB.

                    99.6                       Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                                               Cendant Mortgage Corporation and Lehman Brothers Bank, FSB.

                    99.7                       Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                                               GreenPoint Mortgage Funding, Inc. and Lehman Brothers Bank, FSB.
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
                    99.8                       Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                                               National City Mortgage Co. and Lehman Brothers Bank, FSB.

                    99.9                       Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                                               Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

                    99.10                      Seller's Warranties and Servicing Agreement, dated as of February 1,
                                               2002, by and between ABN AMRO Mortgage Group, Inc. and Lehman
                                               Brothers Bank, FSB.

                    99.11                      Mortgage Loan Sale and Servicing Agreement, dated as of January 25,
                                               2002, by and between Bank of America, N.A. and Lehman Brothers Bank,
                                               FSB.

                    99.12                      Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 2, 2001, among National Bank Commerce, Cendant
                                               Mortgage Corporation and Bishop's Gate Residential Mortgage Trust
                                               (formerly known as Cendant Residential Mortgage Trust).

                    99.13                      Flow Interim Servicing Agreement, dated as of December 12, 2001, between Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding,
                                               Inc.

                    99.14                      Seller's Warranties and Servicing Agreement, dated as of August 1,
                                               2001, between Lehman Brothers Bank, FSB and National City Home
                                               Mortgage Co.

                    99.15                      Seller's Warranties and Servicing Agreement, dated as of April 1,
                                               2002 (WFHM Series 2002-W21), between Lehman Brothers Bank, FSB and
                                               Wells Fargo Home Mortgage, Inc.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STRUCTURED ASSET SECURITIES CORPORATION


                                  By: /s/ Stanley P. Labanowski
                                      ------------------------------
                                  Name: Stanley P. Labanowski
                                  Title: Senior Vice President

Date:  June 14, 2002


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                                  EXHIBIT INDEX

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Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated May 28, 2002, between Structured Asset Securities
                          Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

4.1                       Trust Agreement, dated as of May 1, 2002, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                          Seller and Structured Asset Securities Corporation, as Purchaser.

99.3                      Servicing Agreement, dated as of May 1, 2002, among Lehman Brothers Bank,
                          FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
                          Aurora Loan Services Inc.

99.4                      Reconstituted Servicing Agreement, dated as of May 1, 2002, between ABN
                          AMRO Mortgage Group, Inc. and Lehman Brothers Bank, FSB.

99.5                      Reconstituted Servicing Agreement, dated as of May 1, 2002, between Bank of America, N.A. and Lehman Brothers Bank, FSB.

99.6                      Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                          Cendant Mortgage Corporation and Lehman Brothers Bank, FSB.

99.7                      Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                          GreenPoint Mortgage Funding, Inc. and Lehman Brothers Bank, FSB.

99.8                      Reconstituted Servicing Agreement, dated as of May 1, 2002, between
                          National City Mortgage Co. and Lehman Brothers Bank, FSB.

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Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
99.9                      Reconstituted Servicing Agreement, dated as of May 1, 2002, between Wells
                          Fargo Home Mortgage, Inc. and Lehman Brothers Bank, FSB.

99.10                     Seller's Warranties and Servicing Agreement, dated as of February 1, 2002, by and between ABN AMRO Mortgage Group, Inc. and Lehman Brothers Bank, FSB.

99.11                     Mortgage Loan Sale and Servicing Agreement, dated as of January 25, 2002, by and between Bank of America, N.A. and Lehman Brothers Bank, FSB.

99.12                     Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of
                          February 2, 2001, among National Bank Commerce, Cendant Mortgage
                          Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as
                          Cendant Residential Mortgage Trust).

99.13                     Flow Interim Servicing Agreement, dated as of December 12, 2001, between
                          Lehman Brothers Bank, FSB and GreenPoint Mortgage Funding, Inc.

99.14                     Seller's Warranties and Servicing Agreement, dated as of August 1, 2001, between Lehman Brothers Bank, FSB and National City Home Mortgage Co.

99.15                     Seller's Warranties and Servicing Agreement, dated as of April 1, 2002
                          (WFHM Series 2002-W21), between Lehman Brothers Bank, FSB and Wells Fargo
                          Home Mortgage, Inc.



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